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                                                                    EXHIBIT 10.2

                                FOURTH AMENDMENT
                                       TO
                          AT&T WIRELESS SERVICES, INC.
                         DEFERRED COMPENSATION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

         This Amendment is made to the AT&T Wireless Services, Inc. Deferred Compensation Plan for Non-Employee Directors, effective September 1, 2001 (the "Plan"). All terms defined in the Plan shall have the same meanings when used herein. This Amendment shall be effective July 1, 2003, unless stated otherwise below. All provisions of the Plan not amended by this Amendment shall remain in full force and effect.

1. NEW SECTION 2.10 IS ADDED TO READ AS FOLLOWS, AND THE SUBSEQUENT SECTIONS IN ARTICLE 2 ARE RENUMBERED ACCORDINGLY:

                  "Change in Control Distribution Election" means, for periods on or after July 1, 2003, an election made pursuant to Article 6 of a form of benefit payment that shall apply to all of a Participant's Accounts.

2.       NEW SECTION 6.1.4 IS ADDED TO READ AS FOLLOWS:

                           6.1.4. PAYMENT OF BENEFITS FOLLOWING A CHANGE IN
                  CONTROL. In the event a Participant's Termination of Service within twenty-four (24) months following a Change in Control, each of the Participant's Accounts shall be distributed to the Participant in the form of payment provided for in the Participant's Change in Control Distribution Election in effect as of the date of the Change in Control.

3. NEW SECTION 6.4 IS ADDED TO READ AS FOLLOWS, AND THE SUBSEQUENT SECTIONS IN ARTICLE 6 AND ALL REFERENCES THROUGHOUT THE PLAN TO SECTIONS 6.4 THROUGH 6.12, INCLUSIVE, ARE RENUMBERED ACCORDINGLY:

                           6.4.1. INITIAL ELECTIONS. A Participant in the Plan
                  on July 1, 2003 shall be entitled to make a Change in Control Distribution Election that shall be applicable to all of his Accounts, effective as of July 1, 2003. An individual who

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                  becomes a Participant in the Plan on or after July 1, 2003, shall be required to make a Change in Control Distribution Election at the time he files his first Cash Compensation Deferral Agreement with the Committee. Such Change in Control Distribution Election shall be made in a form and manner prescribed by the Committee and shall specify the form of payment for the Accounts to which it applies.

                           6.4.2 CHANGES TO CHANGE IN CONTROL DISTRIBUTION
                  ELECTIONS. Subject to the provisions of Section 6.6, a Participant may change any Change in Control Distribution Election at any time, and such Change in Control Distribution Election shall apply to the distribution of all of the Participant's Accounts if a Change in Control thereafter occurs.

4. RENUMBERED SECTION 6.5.1 IS AMENDED BY ADDING A NEW SUBSECTION THERETO TO READ AS FOLLOWS:

                           (d) CHANGE IN CONTROL BENEFITS PAYMENTS. Payment of benefits following a Change in Control pursuant to Section
                  6.1.4 shall be paid in the form of a lump sum equal to the Account balance; or annual installments for a period of up to five (5) years.

5. RENUMBERED SECTION 6.5.5 IS AMENDED BY ADDING THE FOLLOWING SENTENCE AT THE END THEREOF TO READ AS FOLLOWS:

                  In the event no valid Change in Control Distribution Election exists at the time of a distribution following a Change in Control, distribution shall be made in a lump sum equal to the Account balance.

6. RENUMBERED SECTION 6.6 IS AMENDED BY MODIFYING THE FIRST SENTENCE THEREOF TO READ AS FOLLOWS:

                  A Participant may change the form of benefit payment designated in a Distribution Election previously made pursuant to Section 6.1, 6.2, 6.3 or 6.4; provided, however, that such new Distribution Election shall be subject to the following conditions and limitations:....

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7.       RENUMBERED SECTION 6.7 IS AMENDED BY ADDING AN ADDITIONAL SENTENCE AT
THE END THEREOF TO READ AS FOLLOWS:

                  Notwithstanding the foregoing, in the event of a distribution following a Change in Control, such payment of benefits shall commence within sixty (60) days of the Participant's Termination of Service and, if a Participant has elected to receive his distribution in the form of annual installments, all subsequent annual installments shall be made within 60 days after the last day of each Plan Year for the remainder of the distribution period.

8.       SECTION 11.4 IS AMENDED BY ADDING A NEW SUBSECTION THERETO TO READ AS
FOLLOWS:

                           (d) Notwithstanding any provisions of the Plan to the contrary (including paragraph (a) above), the Board of Directors or the Committee, as applicable, shall take all reasonable steps to prevent all or any portion of the amount credited to a Participant's Account from becoming currently taxable due to a change in the laws governing the Plan. Such steps may include, among other things, the elimination of one or more forms of Distribution Election under the Plan for any or all Participants.

         The Company has caused this Amendment to be executed on the date indicated below.

                                                 AT&T WIRELESS SERVICES, INC.

Dated: August 5, 2003                            By /s/ Jane Marvin
                                                    ----------------------------
                                                 Its EVP HR